Supplemental Information
Fourth Quarter 2024

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov*) or at the Corporation’s website (www.bankofamerica.com*). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

* Website content is not incorporated by reference into this Supplemental Information.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Year Ended December 31		Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023
	2024	2023
Income statement
Net interest income	$56,060	$56,931	$14,359	$13,967	$13,702	$14,032	$13,946
Noninterest income	45,827	41,650	10,988	11,378	11,675	11,786	8,013
Total revenue, net of interest expense	101,887	98,581	25,347	25,345	25,377	25,818	21,959
Provision for credit losses	5,821	4,394	1,452	1,542	1,508	1,319	1,104
Noninterest expense	66,812	65,845	16,787	16,479	16,309	17,237	17,731
Income before income taxes	29,254	28,342	7,108	7,324	7,560	7,262	3,124
Pretax, pre-provision income (1)	35,075	32,736	8,560	8,866	9,068	8,581	4,228
Income tax expense (benefit)	2,122	1,827	443	428	663	588	(20)
Net income	27,132	26,515	6,665	6,896	6,897	6,674	3,144
Preferred stock dividends	1,629	1,649	266	516	315	532	306
Net income applicable to common shareholders	25,503	24,866	6,399	6,380	6,582	6,142	2,838
Diluted earnings per common share	3.21	3.08	0.82	0.81	0.83	0.76	0.35
Average diluted common shares issued and outstanding	7,935.8	8,080.5	7,843.7	7,902.1	7,960.9	8,031.4	8,062.5
Dividends paid per common share	$1.00	$0.92	$0.26	$0.26	$0.24	$0.24	$0.24

Performance ratios
Return on average assets	0.83%	0.84%	0.80%	0.83%	0.85%	0.83%	0.39%
Return on average common shareholders’ equity	9.53	9.75	9.37	9.44	9.98	9.35	4.33
Return on average shareholders’ equity	9.23	9.36	8.98	9.30	9.45	9.18	4.32
Return on average tangible common shareholders’ equity (2)	12.92	13.46	12.63	12.76	13.57	12.73	5.92
Return on average tangible shareholders’ equity (2)	12.12	12.44	11.78	12.20	12.42	12.07	5.71
Efficiency ratio	65.57	66.79	66.23	65.02	64.26	66.77	80.75

At period end
Book value per share of common stock	$35.79	$33.34	$35.79	$35.37	$34.39	$33.71	$33.34
Tangible book value per share of common stock (2)	26.58	24.46	26.58	26.25	25.37	24.79	24.46
Market capitalization	334,497	265,840	334,497	305,090	309,202	298,312	265,840
Number of financial centers - U.S.	3,700	3,845	3,700	3,741	3,786	3,804	3,845
Number of branded ATMs - U.S.	14,893	15,168	14,893	14,900	14,972	15,028	15,168
Headcount	213,193	212,985	213,193	213,491	212,318	212,335	212,985

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Year Ended December 31		Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023
	2024	2023
Net interest income
Interest income	$146,607	$130,262	$35,977	$37,491	$36,854	$36,285	$35,629
Interest expense	90,547	73,331	21,618	23,524	23,152	22,253	21,683
Net interest income	56,060	56,931	14,359	13,967	13,702	14,032	13,946

Noninterest income
Fees and commissions	36,291	32,009	9,543	9,119	8,969	8,660	8,019
Market making and similar activities	12,967	12,732	2,503	3,278	3,298	3,888	998
Other income (loss)	(3,431)	(3,091)	(1,058)	(1,019)	(592)	(762)	(1,004)
Total noninterest income	45,827	41,650	10,988	11,378	11,675	11,786	8,013
Total revenue, net of interest expense	101,887	98,581	25,347	25,345	25,377	25,818	21,959

Provision for credit losses	5,821	4,394	1,452	1,542	1,508	1,319	1,104

Noninterest expense
Compensation and benefits	40,182	38,330	10,245	9,916	9,826	10,195	9,460
Occupancy and equipment	7,289	7,164	1,824	1,836	1,818	1,811	1,794
Information processing and communications	7,231	6,707	1,884	1,784	1,763	1,800	1,690
Product delivery and transaction related	3,494	3,608	903	849	891	851	882
Professional fees	2,669	2,159	744	723	654	548	550
Marketing	1,956	1,927	510	504	487	455	455
Other general operating	3,991	5,950	677	867	870	1,577	2,900
Total noninterest expense	66,812	65,845	16,787	16,479	16,309	17,237	17,731
Income before income taxes	29,254	28,342	7,108	7,324	7,560	7,262	3,124
Income tax expense (benefit)	2,122	1,827	443	428	663	588	(20)
Net income	$27,132	$26,515	$6,665	$6,896	$6,897	$6,674	$3,144
Preferred stock dividends	1,629	1,649	266	516	315	532	306
Net income applicable to common shareholders	$25,503	$24,866	$6,399	$6,380	$6,582	$6,142	$2,838

Per common share information
Earnings	$3.25	$3.10	$0.83	$0.82	$0.83	$0.77	$0.36
Diluted earnings	3.21	3.08	0.82	0.81	0.83	0.76	0.35
Average common shares issued and outstanding	7,855.5	8,028.6	7,738.4	7,818.0	7,897.9	7,968.2	7,990.9
Average diluted common shares issued and outstanding	7,935.8	8,080.5	7,843.7	7,902.1	7,960.9	8,031.4	8,062.5

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023
	2024	2023
Net income	$27,132	$26,515	$6,665	$6,896	$6,897	$6,674	$3,144
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	158	573	(286)	417	(305)	332	492
Net change in debit valuation adjustments	(127)	(686)	8	—	53	(188)	(267)
Net change in derivatives	2,428	3,919	(672)	2,830	686	(416)	4,236
Employee benefit plan adjustments	131	(439)	56	27	25	23	(464)
Net change in foreign currency translation adjustments	(87)	1	(57)	21	(31)	(20)	7
Other comprehensive income (loss)	2,503	3,368	(951)	3,295	428	(269)	4,004
Comprehensive income (loss)	$29,635	$29,883	$5,714	$10,191	$7,325	$6,405	$7,148

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023
	2024	2023
Net interest income
Interest income
Loans and leases	$61,993	$57,124	$15,690	$15,725	$15,338	$15,240	$15,227
Debt securities	26,007	20,226	6,712	6,833	6,325	6,137	5,417
Federal funds sold and securities borrowed or purchased under agreements to resell	19,911	18,679	4,381	5,196	5,159	5,175	5,124
Trading account assets	10,376	8,773	2,679	2,726	2,516	2,455	2,452
Other interest income	28,320	25,460	6,515	7,011	7,516	7,278	7,409
Total interest income	146,607	130,262	35,977	37,491	36,854	36,285	35,629

Interest expense
Deposits	38,442	26,163	9,524	10,125	9,655	9,138	8,724
Short-term borrowings	34,538	30,553	7,993	8,940	9,070	8,535	8,389
Trading account liabilities	2,191	2,043	567	538	540	546	557
Long-term debt	15,376	14,572	3,534	3,921	3,887	4,034	4,013
Total interest expense	90,547	73,331	21,618	23,524	23,152	22,253	21,683
Net interest income	$56,060	$56,931	$14,359	$13,967	$13,702	$14,032	$13,946

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$4,013	$3,983	$1,029	$1,030	$1,023	$931	$1,010
Other card income	2,271	2,071	593	588	558	532	509
Total card income	6,284	6,054	1,622	1,618	1,581	1,463	1,519
Service charges
Deposit-related fees	4,708	4,382	1,216	1,198	1,172	1,122	1,116
Lending-related fees	1,347	1,302	338	354	335	320	330
Total service charges	6,055	5,684	1,554	1,552	1,507	1,442	1,446
Investment and brokerage services
Asset management fees	13,875	12,002	3,702	3,533	3,370	3,270	3,012
Brokerage fees	3,891	3,561	1,011	1,013	950	917	897
Total investment and brokerage services	17,766	15,563	4,713	4,546	4,320	4,187	3,909
Investment banking fees
Underwriting income	3,275	2,235	763	742	869	901	478
Syndication fees	1,221	898	335	274	318	294	278
Financial advisory services	1,690	1,575	556	387	374	373	389
Total investment banking fees	6,186	4,708	1,654	1,403	1,561	1,568	1,145
Total fees and commissions	36,291	32,009	9,543	9,119	8,969	8,660	8,019
Market making and similar activities	12,967	12,732	2,503	3,278	3,298	3,888	998
Other income (loss)	(3,431)	(3,091)	(1,058)	(1,019)	(592)	(762)	(1,004)
Total noninterest income	$45,827	$41,650	$10,988	$11,378	$11,675	$11,786	$8,013

(1)Gross interchange fees and merchant income were $13.6 billion and $13.3 billion and are presented net of $9.5 billion and $9.3 billion of expenses for rewards and partner payments as well as certain other card costs for the years ended December 31, 2024 and 2023. Gross interchange fees and merchant income were $3.5 billion, $3.4 billion, $3.5 billion, $3.2 billion and $3.4 billion and are presented net of $2.4 billion, $2.4 billion, $2.4 billion, $2.3 billion and $2.4 billion of expenses for rewards and partner payments as well as certain other card costs for the fourth, third, second and first quarters of 2024 and the fourth quarter of 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	December 31 2024	September 30 2024	December 31 2023
Assets
Cash and due from banks	$26,003	$24,847	$27,892
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	264,111	270,742	305,181
Cash and cash equivalents	290,114	295,589	333,073
Time deposits placed and other short-term investments	6,372	8,151	8,346
Federal funds sold and securities borrowed or purchased under agreements to resell	274,709	337,706	280,624
Trading account assets	314,460	342,135	277,354
Derivative assets	40,948	34,182	39,323
Debt securities:
Carried at fair value	358,607	325,436	276,852
Held-to-maturity, at cost	558,677	567,553	594,555
Total debt securities	917,284	892,989	871,407
Loans and leases	1,095,835	1,075,800	1,053,732
Allowance for loan and lease losses	(13,240)	(13,251)	(13,342)
Loans and leases, net of allowance	1,082,595	1,062,549	1,040,390
Premises and equipment, net	12,168	12,033	11,855
Goodwill	69,021	69,021	69,021
Loans held-for-sale	9,545	10,351	6,002
Customer and other receivables	82,516	91,267	81,881
Other assets	162,057	168,320	160,875
Total assets	$3,261,789	$3,324,293	$3,180,151

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$507,561	$498,263	$530,619
Interest-bearing	1,329,014	1,308,856	1,273,904
Deposits in non-U.S. offices:
Noninterest-bearing	16,297	15,457	16,427
Interest-bearing	112,595	107,776	102,877
Total deposits	1,965,467	1,930,352	1,923,827
Federal funds purchased and securities loaned or sold under agreements to repurchase	331,758	397,958	283,887
Trading account liabilities	92,543	98,316	95,530
Derivative liabilities	39,353	43,131	43,432
Short-term borrowings	43,391	38,440	32,098
Accrued expenses and other liabilities	210,439	222,657	207,527
Long-term debt	283,279	296,927	302,204
Total liabilities	2,966,230	3,027,781	2,888,505
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,877,917, 3,933,917 and 4,088,099 shares	23,159	24,554	28,397
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 7,610,862,311, 7,688,767,832 and 7,895,457,665 shares	45,336	48,338	56,365
Retained earnings	242,349	237,954	224,672
Accumulated other comprehensive income (loss)	(15,285)	(14,334)	(17,788)
Total shareholders’ equity	295,559	296,512	291,646
Total liabilities and shareholders’ equity	$3,261,789	$3,324,293	$3,180,151

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,575	$6,280	$6,054
Loans and leases	19,144	19,267	18,276
Allowance for loan and lease losses	(919)	(923)	(826)
Loans and leases, net of allowance	18,225	18,344	17,450
All other assets	319	278	269
Total assets of consolidated variable interest entities	$24,119	$24,902	$23,773

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$3,329	$3,542	$2,957
Long-term debt	8,457	8,873	8,456
All other liabilities	21	22	19
Total liabilities of consolidated variable interest entities	$11,807	$12,437	$11,432

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	December 31 2024	September 30 2024	December 31 2023
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$201,083	$199,805	$194,928
Tier 1 capital	223,458	222,942	223,323
Total capital	255,361	252,381	251,399
Risk-weighted assets	1,696,475	1,688,751	1,651,232
Common equity tier 1 capital ratio	11.9%	11.8%	11.8%
Tier 1 capital ratio	13.2	13.2	13.5
Total capital ratio	15.1	14.9	15.2

Advanced Approaches
Common equity tier 1 capital	$201,083	$199,805	$194,928
Tier 1 capital	223,458	222,942	223,323
Total capital	244,794	241,794	241,449
Risk-weighted assets	1,490,983	1,482,451	1,458,746
Common equity tier 1 capital ratio	13.5%	13.5%	13.4%
Tier 1 capital ratio	15.0	15.0	15.3
Total capital ratio	16.4	16.3	16.6

Leverage-based metrics (1):
Adjusted average assets	$3,239,641	$3,217,562	$3,135,468
Tier 1 leverage ratio	6.9%	6.9%	7.1%

Supplementary leverage exposure	$3,818,381	$3,787,646	$3,676,365
Supplementary leverage ratio	5.9%	5.9%	6.1%

Total ending equity to total ending assets ratio	9.1	8.9	9.2
Common equity ratio	8.4	8.2	8.3
Tangible equity ratio (2)	7.1	7.0	7.1
Tangible common equity ratio (2)	6.3	6.2	6.2

(1)Regulatory capital ratios at December 31, 2024 are preliminary. The Corporation reports regulatory capital ratios under both the Standardized and Advanced approaches. Capital adequacy is evaluated against the lower of the Standardized or Advanced approaches compared to their respective regulatory capital ratio requirements. The Corporation's binding ratio was the Total capital ratio under the Standardized approach for all periods presented.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 33.)

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	December 31 2024	September 30 2024	December 31 2023
Total common shareholders' equity	$272,400	$271,958	$263,249
CECL transitional amount (1)	627	627	1,254
Goodwill, net of related deferred tax liabilities	(68,649)	(68,648)	(68,648)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(8,097)	(8,188)	(7,912)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,440)	(1,453)	(1,496)
Defined benefit pension plan net assets, net-of-tax	(786)	(801)	(764)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	1,492	1,509	1,342
Accumulated net (gain) loss on certain cash flow hedges (2)	5,629	4,926	8,025
Other	(93)	(125)	(122)
Common equity tier 1 capital	201,083	199,805	194,928
Qualifying preferred stock, net of issuance cost	22,391	23,158	28,396
Other	(16)	(21)	(1)
Tier 1 capital	223,458	222,942	223,323
Tier 2 capital instruments	18,589	16,201	15,340
Qualifying allowance for credit losses (3)	13,558	13,575	12,920
Other	(244)	(337)	(184)
Total capital under the Standardized approach	255,361	252,381	251,399
Adjustment in qualifying allowance for credit losses under the Advanced approaches (3)	(10,567)	(10,587)	(9,950)
Total capital under the Advanced approaches	$244,794	$241,794	$241,449

(1)December 31, 2024, September 30, 2024 and December 31, 2023 include 25 percent, 25 percent and 50 percent of the current expected credit losses (CECL) transition provision’s impact as of December 31, 2021, respectively.
(2)Includes amounts in accumulated other comprehensive income related to the hedging of items that are not recognized at fair value on the Consolidated Balance Sheet.
(3)Includes the impact of transition provisions related to the CECL accounting standard.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Fourth Quarter 2024			Third Quarter 2024			Fourth Quarter 2023
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$319,203	$3,648	4.55%	$320,781	$4,129	5.12%	$380,362	$5,050	5.27%
Time deposits placed and other short-term investments	9,824	112	4.54	10,031	108	4.29	8,370	115	5.48
Federal funds sold and securities borrowed or purchased under agreements to resell	296,204	4,381	5.88	323,119	5,196	6.40	297,149	5,124	6.84
Trading account assets	210,380	2,703	5.11	214,980	2,749	5.09	194,551	2,474	5.05
Debt securities	895,903	6,734	2.99	883,562	6,859	3.08	802,657	5,445	2.68
Loans and leases (2)
Residential mortgage	227,990	1,892	3.32	227,800	1,872	3.29	228,975	1,790	3.12
Home equity	25,767	394	6.09	25,664	418	6.48	25,756	411	6.34
Credit card	100,938	2,903	11.44	99,908	2,924	11.64	100,389	2,778	10.98
Direct/Indirect and other consumer	106,379	1,490	5.57	104,732	1,512	5.74	103,606	1,386	5.31
Total consumer	461,074	6,679	5.77	458,104	6,726	5.85	458,726	6,365	5.52
U.S. commercial	404,606	5,541	5.45	391,728	5,358	5.44	379,215	5,176	5.42
Non-U.S. commercial	132,833	2,187	6.55	125,377	2,222	7.05	125,371	2,208	6.99
Commercial real estate	67,064	1,129	6.69	69,404	1,275	7.31	73,140	1,351	7.33
Commercial lease financing	15,432	209	5.39	15,115	201	5.30	14,253	184	5.14
Total commercial	619,935	9,066	5.82	601,624	9,056	5.99	591,979	8,919	5.98
Total loans and leases	1,081,009	15,745	5.80	1,059,728	15,782	5.93	1,050,705	15,284	5.78
Other earning assets	116,207	2,808	9.61	105,496	2,815	10.62	95,971	2,282	9.43
Total earning assets	2,928,730	36,131	4.91	2,917,697	37,638	5.14	2,829,765	35,774	5.02
Cash and due from banks	24,354			23,435			24,690
Other assets, less allowance for loan and lease losses	365,010			355,039			358,704
Total assets	$3,318,094			$3,296,171			$3,213,159
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits	$963,827	$5,134	2.12%	$943,550	$5,497	2.32%	$942,561	$4,868	2.05%
Time and savings deposits	366,359	3,285	3.57	359,631	3,473	3.84	317,971	2,846	3.55
Total U.S. interest-bearing deposits	1,330,186	8,419	2.52	1,303,181	8,970	2.74	1,260,532	7,714	2.43
Non-U.S. interest-bearing deposits	115,503	1,105	3.81	110,527	1,155	4.16	101,766	1,010	3.94
Total interest-bearing deposits	1,445,689	9,524	2.62	1,413,708	10,125	2.85	1,362,298	8,724	2.54
Federal funds purchased and securities loaned or sold under agreements to repurchase	363,419	5,387	5.90	383,334	6,193	6.43	329,696	5,883	7.08
Short-term borrowings and other interest-bearing liabilities	155,956	2,606	6.65	147,579	2,747	7.41	149,273	2,506	6.67
Trading account liabilities	50,873	567	4.44	52,973	538	4.04	47,294	557	4.67
Long-term debt	238,988	3,534	5.90	247,338	3,921	6.32	256,262	4,013	6.24
Total interest-bearing liabilities	2,254,925	21,618	3.82	2,244,932	23,524	4.17	2,144,823	21,683	4.01
Noninterest-bearing sources
Noninterest-bearing deposits	512,261			507,040			542,713
Other liabilities (3)	255,774			249,214			237,005
Shareholders’ equity	295,134			294,985			288,618
Total liabilities and shareholders’ equity	$3,318,094			$3,296,171			$3,213,159
Net interest spread			1.09%			0.97%			1.01%
Impact of noninterest-bearing sources			0.88			0.95			0.96
Net interest income/yield on earning assets (4)		$14,513	1.97%		$14,114	1.92%		$14,091	1.97%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $53.0 billion, $49.5 billion and $42.3 billion of structured notes and liabilities for the fourth and third quarters of 2024 and the fourth quarter of 2023, respectively.
(4)Net interest income includes FTE adjustments of $154 million, $147 million and $145 million for the fourth and third quarters of 2024 and the fourth quarter of 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	December 31, 2024
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$32,781	$35	$(1,614)	$31,202
Agency-collateralized mortgage obligations	19,519	17	(218)	19,318
Commercial	26,032	73	(503)	25,602
Non-agency residential	287	50	(52)	285
Total mortgage-backed securities	78,619	175	(2,387)	76,407
U.S. Treasury and government agencies	235,582	150	(1,153)	234,579
Non-U.S. securities	22,453	20	(42)	22,431
Other taxable securities	4,646	2	(45)	4,603
Tax-exempt securities	8,628	17	(233)	8,412
Total available-for-sale debt securities	349,928	364	(3,860)	346,432
Other debt securities carried at fair value (1)	12,352	59	(236)	12,175
Total debt securities carried at fair value	362,280	423	(4,096)	358,607
Held-to-maturity debt securities
Agency mortgage-backed securities	430,135	—	(88,458)	341,677
U.S. Treasury and government agencies	121,696	—	(18,661)	103,035
Other taxable securities	6,882	1	(1,047)	5,836
Total held-to-maturity debt securities	558,713	1	(108,166)	450,548
Total debt securities	$920,993	$424	$(112,262)	$809,155

	September 30, 2024
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$35,978	$15	$(1,399)	$34,594
Agency-collateralized mortgage obligations	16,640	21	(157)	16,504
Commercial	19,358	78	(450)	18,986
Non-agency residential	298	51	(53)	296
Total mortgage-backed securities	72,274	165	(2,059)	70,380
U.S. Treasury and government agencies	211,314	255	(1,374)	210,195
Non-U.S. securities	22,884	52	(22)	22,914
Other taxable securities	2,637	2	(30)	2,609
Tax-exempt securities	9,764	34	(177)	9,621
Total available-for-sale debt securities	318,873	508	(3,662)	315,719
Other debt securities carried at fair value (1)	9,555	219	(57)	9,717
Total debt securities carried at fair value	328,428	727	(3,719)	325,436
Held-to-maturity debt securities
Agency mortgage-backed securities	438,824	—	(69,878)	368,946
U.S. Treasury and government agencies	121,683	—	(14,929)	106,754
Other taxable securities	7,082	1	(896)	6,187
Total held-to-maturity debt securities	567,589	1	(85,703)	481,887
Total debt securities	$896,017	$728	$(89,422)	$807,323

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023
	2024	2023
FTE basis data (1)
Net interest income	$56,679	$57,498	$14,513	$14,114	$13,862	$14,190	$14,091
Total revenue, net of interest expense	102,506	99,148	25,501	25,492	25,537	25,976	22,104
Net interest yield	1.95%	2.08%	1.97%	1.92%	1.93%	1.99%	1.97%
Efficiency ratio	65.18	66.41	65.83	64.64	63.86	66.36	80.22

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $619 million and $567 million for the years ended December 31, 2024 and 2023, and $154 million, $147 million, $160 million, $158 million and $145 million for the fourth, third, second and first quarters of 2024, and the fourth quarter of 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,513	$8,485	$1,753	$3,270	$1,026	$(21)
Noninterest income
Fees and commissions:
Card income	1,622	1,397	13	200	15	(3)
Service charges	1,554	622	26	808	97	1
Investment and brokerage services	4,713	84	4,057	21	555	(4)
Investment banking fees	1,654	—	62	985	639	(32)
Total fees and commissions	9,543	2,103	4,158	2,014	1,306	(38)
Market making and similar activities	2,503	5	36	63	2,381	18
Other income (loss)	(1,058)	53	55	744	127	(2,037)
Total noninterest income (loss)	10,988	2,161	4,249	2,821	3,814	(2,057)
Total revenue, net of interest expense	25,501	10,646	6,002	6,091	4,840	(2,078)
Provision for credit losses	1,452	1,254	3	190	10	(5)
Noninterest expense	16,787	5,631	4,438	2,951	3,505	262
Income (loss) before income taxes	7,262	3,761	1,561	2,950	1,325	(2,335)
Income tax expense (benefit)	597	940	390	811	384	(1,928)
Net income (loss)	$6,665	$2,821	$1,171	$2,139	$941	$(407)

Average
Total loans and leases	$1,081,009	$316,069	$228,779	$375,345	$152,426	$8,390
Total assets (1)	3,318,094	1,023,388	329,164	679,218	918,660	367,664
Total deposits	1,957,950	942,302	285,023	581,950	36,958	111,717
Period end
Total loans and leases	$1,095,835	$318,754	$231,981	$379,473	$157,450	$8,177
Total assets (1)	3,261,789	1,034,370	338,367	670,905	876,874	341,273
Total deposits	1,965,467	952,311	292,278	578,159	38,848	103,871

	Third Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,114	$8,278	$1,709	$3,230	$898	$(1)
Noninterest income
Fees and commissions:
Card income	1,618	1,402	9	200	14	(7)
Service charges	1,552	631	24	802	95	—
Investment and brokerage services	4,546	80	3,874	31	562	(1)
Investment banking fees	1,403	—	64	783	589	(33)
Total fees and commissions	9,119	2,113	3,971	1,816	1,260	(41)
Market making and similar activities	3,278	5	35	66	3,349	(177)
Other income (loss)	(1,019)	22	47	722	123	(1,933)
Total noninterest income (loss)	11,378	2,140	4,053	2,604	4,732	(2,151)
Total revenue, net of interest expense	25,492	10,418	5,762	5,834	5,630	(2,152)
Provision for credit losses	1,542	1,302	7	229	7	(3)
Noninterest expense	16,479	5,534	4,340	2,991	3,443	171
Income (loss) before income taxes	7,471	3,582	1,415	2,614	2,180	(2,320)
Income tax expense (benefit)	575	895	354	719	632	(2,025)
Net income (loss)	$6,896	$2,687	$1,061	$1,895	$1,548	$(295)

Average
Total loans and leases	$1,059,728	$313,781	$225,355	$371,216	$140,806	$8,570
Total assets (1)	3,296,171	1,019,085	322,924	647,541	924,093	382,528
Total deposits	1,920,748	938,364	279,999	549,629	34,952	117,804
Period end
Total loans and leases	$1,075,800	$316,097	$227,318	$375,159	$148,447	$8,779
Total assets (1)	3,324,293	1,026,293	328,831	650,936	958,227	360,006
Total deposits	1,930,352	944,358	283,432	556,953	35,142	110,467

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Fourth Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,091	$8,268	$1,711	$3,435	$598	$79
Noninterest income
Fees and commissions:
Card income	1,519	1,324	12	194	15	(26)
Service charges	1,446	588	20	749	87	2
Investment and brokerage services	3,909	78	3,328	20	486	(3)
Investment banking fees	1,145	—	47	690	439	(31)
Total fees and commissions	8,019	1,990	3,407	1,653	1,027	(58)
Market making and similar activities	998	5	37	55	2,428	(1,527)
Other income (loss)	(1,004)	66	72	785	35	(1,962)
Total noninterest income (loss)	8,013	2,061	3,516	2,493	3,490	(3,547)
Total revenue, net of interest expense	22,104	10,329	5,227	5,928	4,088	(3,468)
Provision for credit losses	1,104	1,405	(26)	(239)	(60)	24
Noninterest expense	17,731	5,234	3,894	2,781	3,271	2,551
Income (loss) before income taxes	3,269	3,690	1,359	3,386	877	(6,043)
Income tax expense (benefit)	125	922	340	914	241	(2,292)
Net income (loss)	$3,144	$2,768	$1,019	$2,472	$636	$(3,751)

Average
Total loans and leases	$1,050,705	$313,438	$219,425	$374,862	$133,631	$9,349
Total assets (1)	3,213,159	1,038,418	336,067	624,093	867,953	346,628
Total deposits	1,905,011	959,247	292,478	527,597	31,950	93,739
Period end
Total loans and leases	$1,053,732	$315,119	$219,657	$373,891	$136,223	$8,842
Total assets (1)	3,180,151	1,049,830	344,626	621,751	817,588	346,356
Total deposits	1,923,827	969,572	299,657	527,060	34,833	92,705

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment and All Other
(Dollars in millions)
	Year Ended December 31, 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$56,679	$33,078	$6,969	$13,235	$3,375	$22
Noninterest income
Fees and commissions:
Card income	6,284	5,432	41	786	66	(41)
Service charges	6,055	2,445	97	3,135	375	3
Investment and brokerage services	17,766	320	15,238	91	2,128	(11)
Investment banking fees	6,186	—	246	3,453	2,655	(168)
Total fees and commissions	36,291	8,197	15,622	7,465	5,224	(217)
Market making and similar activities	12,967	21	143	275	12,778	(250)
Other income (loss)	(3,431)	140	195	2,983	435	(7,184)
Total noninterest income (loss)	45,827	8,358	15,960	10,723	18,437	(7,651)
Total revenue, net of interest expense	102,506	41,436	22,929	23,958	21,812	(7,629)
Provision for credit losses	5,821	4,987	4	883	(32)	(21)
Noninterest expense	66,812	22,104	17,241	11,853	13,926	1,688
Income (loss) before income taxes	29,873	14,345	5,684	11,222	7,918	(9,296)
Income tax expense (benefit)	2,741	3,586	1,421	3,086	2,296	(7,648)
Net income (loss)	$27,132	$10,759	$4,263	$8,136	$5,622	$(1,648)

Average
Total loans and leases	$1,060,081	$313,792	$223,899	$373,227	$140,557	$8,606
Total assets (1)	3,284,228	1,026,310	331,014	643,614	911,718	371,572
Total deposits	1,924,106	945,549	287,491	545,769	34,120	111,177
Year end
Total loans and leases	$1,095,835	$318,754	$231,981	$379,473	$157,450	$8,177
Total assets (1)	3,261,789	1,034,370	338,367	670,905	876,874	341,273
Total deposits	1,965,467	952,311	292,278	578,159	38,848	103,871

	Year Ended December 31, 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$57,498	$33,689	$7,147	$14,645	$1,678	$339
Noninterest income
Fees and commissions:
Card income	6,054	5,264	45	781	66	(102)
Service charges	5,684	2,317	78	2,952	335	2
Investment and brokerage services	15,563	308	13,213	57	1,993	(8)
Investment banking fees	4,708	—	171	2,819	1,874	(156)
Total fees and commissions	32,009	7,889	13,507	6,609	4,268	(264)
Market making and similar activities	12,732	20	137	190	13,430	(1,045)
Other income (loss)	(3,091)	433	314	3,352	151	(7,341)
Total noninterest income (loss)	41,650	8,342	13,958	10,151	17,849	(8,650)
Total revenue, net of interest expense	99,148	42,031	21,105	24,796	19,527	(8,311)
Provision for credit losses	4,394	5,158	6	(586)	(131)	(53)
Noninterest expense	65,845	21,416	15,836	11,344	13,206	4,043
Income (loss) before income taxes	28,909	15,457	5,263	14,038	6,452	(12,301)
Income tax expense (benefit)	2,394	3,864	1,316	3,790	1,774	(8,350)
Net income (loss)	$26,515	$11,593	$3,947	$10,248	$4,678	$(3,951)

Average
Total loans and leases	$1,046,256	$308,690	$219,503	$378,762	$129,657	$9,644
Total assets (1)	3,153,513	1,071,853	342,531	602,579	869,756	266,794
Total deposits	1,887,541	992,750	298,335	505,627	33,278	57,551
Year end
Total loans and leases	$1,053,732	$315,119	$219,657	$373,891	$136,223	$8,842
Total assets (1)	3,180,151	1,049,830	344,626	621,751	817,588	346,356
Total deposits	1,923,827	969,572	299,657	527,060	34,833	92,705

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023
	2024	2023
Net interest income	$33,078	$33,689	$8,485	$8,278	$8,118	$8,197	$8,268
Noninterest income:
Card income	5,432	5,264	1,397	1,402	1,361	1,272	1,324
Service charges	2,445	2,317	622	631	614	578	588
All other income	481	761	142	107	113	119	149
Total noninterest income	8,358	8,342	2,161	2,140	2,088	1,969	2,061
Total revenue, net of interest expense	41,436	42,031	10,646	10,418	10,206	10,166	10,329

Provision for credit losses	4,987	5,158	1,254	1,302	1,281	1,150	1,405

Noninterest expense	22,104	21,416	5,631	5,534	5,464	5,475	5,234
Income before income taxes	14,345	15,457	3,761	3,582	3,461	3,541	3,690
Income tax expense	3,586	3,864	940	895	866	885	922
Net income	$10,759	$11,593	$2,821	$2,687	$2,595	$2,656	$2,768

Net interest yield	3.34%	3.26%	3.42%	3.35%	3.29%	3.31%	3.28%
Return on average allocated capital (1)	25	28	26	25	24	25	26
Efficiency ratio	53.35	50.95	52.89	53.12	53.54	53.86	50.71

Balance Sheet
Average
Total loans and leases	$313,792	$308,690	$316,069	$313,781	$312,254	$313,038	$313,438
Total earning assets (2)	988,950	1,032,525	985,990	982,058	992,304	995,556	1,000,032
Total assets (2)	1,026,310	1,071,853	1,023,388	1,019,085	1,029,777	1,033,101	1,038,418
Total deposits	945,549	992,750	942,302	938,364	949,180	952,466	959,247
Allocated capital (1)	43,250	42,000	43,250	43,250	43,250	43,250	42,000

Period end
Total loans and leases	$318,754	$315,119	$318,754	$316,097	$312,801	$311,725	$315,119
Total earning assets (2)	995,369	1,009,360	995,369	988,856	995,348	1,022,320	1,009,360
Total assets (2)	1,034,370	1,049,830	1,034,370	1,026,293	1,033,960	1,060,482	1,049,830
Total deposits	952,311	969,572	952,311	944,358	952,473	978,761	969,572

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023
	2024	2023
Average deposit balances
Checking	$546,849	$567,633	$547,060	$542,267	$549,514	$548,604	$551,890
Savings	55,147	63,919	52,812	54,128	56,285	57,401	58,975
MMS	253,340	307,927	242,257	248,200	257,023	266,056	277,912
CDs and IRAs	86,535	49,331	96,630	90,172	82,566	76,621	66,758
Other	3,678	3,940	3,543	3,597	3,792	3,784	3,712
Total average deposit balances	$945,549	$992,750	$942,302	$938,364	$949,180	$952,466	$959,247

Deposit spreads (excludes noninterest costs)
Checking	2.65%	2.34%	2.75%	2.71%	2.62%	2.50%	2.47%
Savings	2.93	2.71	3.05	2.98	2.90	2.80	2.90
MMS	3.28	3.33	3.32	3.32	3.28	3.20	3.64
CDs and IRAs	1.87	2.66	1.63	1.85	2.00	2.04	2.25
Other	4.97	4.85	4.43	5.07	5.18	5.19	5.21
Total deposit spreads	2.77	2.70	2.81	2.81	2.77	2.69	2.83

Consumer investment assets	$517,835	$424,410	$517,835	$496,582	$476,116	$456,391	$424,410

Active digital banking users (in thousands) (1)	48,150	46,265	48,150	47,830	47,304	47,079	46,265
Active mobile banking users (in thousands) (2)	39,958	37,927	39,958	39,638	38,988	38,544	37,927
Financial centers	3,700	3,845	3,700	3,741	3,786	3,804	3,845
ATMs	14,893	15,168	14,893	14,900	14,972	15,028	15,168

Total credit card (3)
Loans
Average credit card outstandings	$99,914	$96,190	$100,938	$99,908	$98,983	$99,815	$100,389
Ending credit card outstandings	103,566	102,200	103,566	100,842	99,450	98,453	102,200
Credit quality
Net charge-offs	$3,745	$2,561	$963	$928	$955	$899	$777
	3.75%	2.66%	3.79%	3.70%	3.88%	3.62%	3.07%
30+ delinquency	$2,638	$2,419	$2,638	$2,563	$2,415	$2,446	$2,419
	2.55%	2.37%	2.55%	2.54%	2.43%	2.48%	2.37%
90+ delinquency	$1,401	$1,224	$1,401	$1,306	$1,257	$1,299	$1,224
	1.35%	1.20%	1.35%	1.30%	1.26%	1.32%	1.20%
Other total credit card indicators (3)
Gross interest yield	12.30%	11.88%	12.15%	12.49%	12.32%	12.24%	11.97%
Risk-adjusted margin	6.98	7.83	7.12	7.22	6.75	6.81	7.18
New accounts (in thousands)	3,820	4,275	901	970	951	998	889
Purchase volumes	$368,861	$363,117	$95,962	$92,592	$93,296	$87,011	$92,759

Debit card data
Purchase volumes	$557,000	$527,074	$144,895	$139,352	$140,346	$132,407	$136,183

Loan production (4)
Consumer Banking:
First mortgage	$10,252	$9,145	$3,184	$2,684	$2,696	$1,688	$1,753
Home equity	7,450	8,328	1,926	1,897	2,027	1,600	1,939
Total (5):
First mortgage	$21,104	$19,405	$6,585	$5,348	$5,728	$3,443	$3,932
Home equity	8,884	9,814	2,311	2,289	2,393	1,891	2,255

(1)    Represents mobile and/or online active users over the past 90 days.
(2)    Represents mobile active users over the past 90 days.
(3)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(4)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(5)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Fourth Quarter 2024			Third Quarter 2024
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$8,485	$5,456	$3,029	$8,278	$5,271	$3,007
Noninterest income:
Card income	1,397	(11)	1,408	1,402	(10)	1,412
Service charges	622	622	—	631	630	1
All other income	142	123	19	107	91	16
Total noninterest income	2,161	734	1,427	2,140	711	1,429
Total revenue, net of interest expense	10,646	6,190	4,456	10,418	5,982	4,436

Provision for credit losses	1,254	96	1,158	1,302	57	1,245

Noninterest expense	5,631	3,510	2,121	5,534	3,433	2,101
Income before income taxes	3,761	2,584	1,177	3,582	2,492	1,090
Income tax expense	940	645	295	895	622	273
Net income	$2,821	$1,939	$882	$2,687	$1,870	$817

Net interest yield	3.42%	2.31%	3.86%	3.35%	2.24%	3.86%
Return on average allocated capital (1)	26	56	12	25	54	11
Efficiency ratio	52.89	56.72	47.58	53.12	57.39	47.37

Balance Sheet
Average
Total loans and leases	$316,069	$4,443	$311,626	$313,781	$4,383	$309,398
Total earning assets (2)	985,990	939,872	311,880	982,058	935,946	309,563
Total assets (2)	1,023,388	972,584	316,567	1,019,085	968,192	314,344
Total deposits	942,302	937,334	4,968	938,364	933,227	5,137
Allocated capital (1)	43,250	13,700	29,550	43,250	13,700	29,550

Period end
Total loans and leases	$318,754	$4,510	$314,244	$316,097	$4,492	$311,605
Total earning assets (2)	995,369	949,523	314,527	988,856	942,038	311,805
Total assets (2)	1,034,370	983,518	319,533	1,026,293	974,614	316,667
Total deposits	952,311	947,837	4,474	944,358	939,050	5,308

				Fourth Quarter 2023
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$8,268	$5,425	$2,843
Noninterest income:
Card income				1,324	(9)	1,333
Service charges				588	588	—
All other income				149	116	33
Total noninterest income				2,061	695	1,366
Total revenue, net of interest expense				10,329	6,120	4,209

Provision for credit losses				1,405	77	1,328

Noninterest expense				5,234	3,269	1,965
Income before income taxes				3,690	2,774	916
Income tax expense				922	693	229
Net income				$2,768	$2,081	$687

Net interest yield				3.28%	2.25%	3.64%
Return on average allocated capital (1)				26	60	10
Efficiency ratio				50.71	53.51	46.65

Balance Sheet
Average
Total loans and leases				$313,438	$4,183	$309,255
Total earning assets (2)				1,000,032	955,931	309,503
Total assets (2)				1,038,418	988,956	314,864
Total deposits				959,247	954,228	5,019
Allocated capital (1)				42,000	13,700	28,300

Period end
Total loans and leases				$315,119	$4,218	$310,901
Total earning assets (2)				1,009,360	965,088	311,008
Total assets (2)				1,049,830	999,372	317,194
Total deposits				969,572	964,136	5,436

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Annual Results
(Dollars in millions)
	Year Ended December 31
	2024			2023
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$33,078	$21,217	$11,861	$33,689	$22,545	$11,144
Noninterest income:
Card income	5,432	(41)	5,473	5,264	(40)	5,304
Service charges	2,445	2,443	2	2,317	2,314	3
All other income	481	410	71	761	607	154
Total noninterest income	8,358	2,812	5,546	8,342	2,881	5,461
Total revenue, net of interest expense	41,436	24,029	17,407	42,031	25,426	16,605

Provision for credit losses	4,987	303	4,684	5,158	491	4,667

Noninterest expense	22,104	13,707	8,397	21,416	13,358	8,058
Income before income taxes	14,345	10,019	4,326	15,457	11,577	3,880
Income tax expense	3,586	2,504	1,082	3,864	2,894	970
Net income	$10,759	$7,515	$3,244	$11,593	$8,683	$2,910

Net interest yield	3.34%	2.25%	3.83%	3.26%	2.28%	3.66%
Return on average allocated capital (1)	25	55	11	28	63	10
Efficiency ratio	53.35	57.04	48.24	50.95	52.54	48.52

Balance Sheet
Average
Total loans and leases	$313,792	$4,342	$309,450	$308,690	$4,129	$304,561
Total earning assets (2)	988,950	943,170	309,624	1,032,525	989,000	304,838
Total assets (2)	1,026,310	975,704	314,450	1,071,853	1,022,361	310,805
Total deposits	945,549	940,662	4,887	992,750	987,675	5,075
Allocated capital (1)	43,250	13,700	29,550	42,000	13,700	28,300

Year end
Total loans and leases	$318,754	$4,510	$314,244	$315,119	$4,218	$310,901
Total earning assets (2)	995,369	949,523	314,527	1,009,360	965,088	311,008
Total assets (2)	1,034,370	983,518	319,533	1,049,830	999,372	317,194
Total deposits	952,311	947,837	4,474	969,572	964,136	5,436

For footnotes, see page 16.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023
	2024	2023
Net interest income	$6,969	$7,147	$1,753	$1,709	$1,693	$1,814	$1,711
Noninterest income:
Investment and brokerage services	15,238	13,213	4,057	3,874	3,707	3,600	3,328
All other income	722	745	192	179	174	177	188
Total noninterest income	15,960	13,958	4,249	4,053	3,881	3,777	3,516
Total revenue, net of interest expense	22,929	21,105	6,002	5,762	5,574	5,591	5,227

Provision for credit losses	4	6	3	7	7	(13)	(26)

Noninterest expense	17,241	15,836	4,438	4,340	4,199	4,264	3,894
Income before income taxes	5,684	5,263	1,561	1,415	1,368	1,340	1,359
Income tax expense	1,421	1,316	390	354	342	335	340
Net income	$4,263	$3,947	$1,171	$1,061	$1,026	$1,005	$1,019

Net interest yield	2.20%	2.17%	2.21%	2.20%	2.15%	2.23%	2.10%
Return on average allocated capital (1)	23	21	25	23	22	22	22
Efficiency ratio	75.19	75.04	73.93	75.32	75.34	76.27	74.41

Balance Sheet
Average
Total loans and leases	$223,899	$219,503	$228,779	$225,355	$222,776	$218,616	$219,425
Total earning assets (2)	317,283	329,493	315,071	309,231	317,250	327,692	322,827
Total assets (2)	331,014	342,531	329,164	322,924	330,958	341,119	336,067
Total deposits	287,491	298,335	285,023	279,999	287,678	297,373	292,478
Allocated capital (1)	18,500	18,500	18,500	18,500	18,500	18,500	18,500

Period end
Total loans and leases	$231,981	$219,657	$231,981	$227,318	$224,837	$219,844	$219,657
Total earning assets (2)	323,496	330,653	323,496	314,594	310,055	329,515	330,653
Total assets (2)	338,367	344,626	338,367	328,831	324,476	343,718	344,626
Total deposits	292,278	299,657	292,278	283,432	281,283	298,039	299,657

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023
	2024	2023
Revenue by Business
Merrill Wealth Management	$19,066	$17,461	$5,007	$4,789	$4,623	$4,647	$4,326
Bank of America Private Bank	3,863	3,644	995	973	951	944	901
Total revenue, net of interest expense	$22,929	$21,105	$6,002	$5,762	$5,574	$5,591	$5,227

Client Balances by Business, at period end
Merrill Wealth Management	$3,578,513	$3,182,735	$3,578,513	$3,527,319	$3,371,418	$3,339,693	$3,182,735
Bank of America Private Bank	673,593	606,639	673,593	666,622	640,467	633,697	606,639
Total client balances	$4,252,106	$3,789,374	$4,252,106	$4,193,941	$4,011,885	$3,973,390	$3,789,374

Client Balances by Type, at period end
Assets under management (1)	$1,882,211	$1,617,740	$1,882,211	$1,861,124	$1,758,875	$1,730,005	$1,617,740
Brokerage and other assets	1,888,334	1,688,923	1,888,334	1,856,806	1,779,881	1,758,642	1,688,923
Deposits	292,278	299,657	292,278	283,432	281,283	298,039	299,657
Loans and leases (2)	234,208	222,287	234,208	230,062	227,657	222,528	222,287
Less: Managed deposits in assets under management	(44,925)	(39,233)	(44,925)	(37,483)	(35,811)	(35,824)	(39,233)
Total client balances	$4,252,106	$3,789,374	$4,252,106	$4,193,941	$4,011,885	$3,973,390	$3,789,374

Assets Under Management Rollforward
Assets under management, beginning balance	$1,617,740	$1,401,474	$1,861,124	$1,758,875	$1,730,005	$1,617,740	$1,496,601
Net client flows	79,227	52,227	22,493	21,289	10,790	24,655	8,443
Market valuation/other	185,244	164,039	(1,406)	80,960	18,080	87,610	112,696
Total assets under management, ending balance	$1,882,211	$1,617,740	$1,882,211	$1,861,124	$1,758,875	$1,730,005	$1,617,740

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables, which are classified in customer and other receivables on the Consolidated Balance Sheet.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023
	2024	2023
Net interest income	$13,235	$14,645	$3,270	$3,230	$3,275	$3,460	$3,435
Noninterest income:
Service charges	3,135	2,952	808	802	775	750	749
Investment banking fees	3,453	2,819	985	783	835	850	690
All other income	4,135	4,380	1,028	1,019	1,168	920	1,054
Total noninterest income	10,723	10,151	2,821	2,604	2,778	2,520	2,493
Total revenue, net of interest expense	23,958	24,796	6,091	5,834	6,053	5,980	5,928

Provision for credit losses	883	(586)	190	229	235	229	(239)

Noninterest expense	11,853	11,344	2,951	2,991	2,899	3,012	2,781
Income before income taxes	11,222	14,038	2,950	2,614	2,919	2,739	3,386
Income tax expense	3,086	3,790	811	719	803	753	914
Net income	$8,136	$10,248	$2,139	$1,895	$2,116	$1,986	$2,472

Net interest yield	2.30%	2.73%	2.13%	2.22%	2.37%	2.50%	2.45%
Return on average allocated capital (1)	17	21	17	15	17	16	20
Efficiency ratio	49.47	45.75	48.44	51.27	47.88	50.37	46.92

Balance Sheet
Average
Total loans and leases	$373,227	$378,762	$375,345	$371,216	$372,738	$373,608	$374,862
Total earning assets (2)	575,594	535,500	611,171	578,988	555,834	555,957	557,147
Total assets (2)	643,614	602,579	679,218	647,541	624,189	623,073	624,093
Total deposits	545,769	505,627	581,950	549,629	525,357	525,699	527,597
Allocated capital (1)	49,250	49,250	49,250	49,250	49,250	49,250	49,250

Period end
Total loans and leases	$379,473	$373,891	$379,473	$375,159	$372,421	$373,403	$373,891
Total earning assets (2)	603,481	552,453	603,481	583,742	550,525	554,253	552,453
Total assets (2)	670,905	621,751	670,905	650,936	620,217	623,204	621,751
Total deposits	578,159	527,060	578,159	556,953	522,525	527,113	527,060

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023
	2024	2023
Investment Banking fees (1)
Advisory (2)	$1,504	$1,392	$514	$351	$322	$317	$350
Debt issuance	1,398	1,073	320	332	363	383	265
Equity issuance	551	354	151	100	150	150	75
Total Investment Banking fees (3)	$3,453	$2,819	$985	$783	$835	$850	$690

Business Lending
Corporate	$4,463	$4,928	$1,036	$1,102	$1,260	$1,065	$1,235
Commercial	5,027	5,016	1,254	1,246	1,247	1,280	1,251
Business Banking	231	253	57	57	58	59	62
Total Business Lending revenue	$9,721	$10,197	$2,347	$2,405	$2,565	$2,404	$2,548

Global Transaction Services
Corporate	$5,125	$5,746	$1,286	$1,243	$1,261	$1,335	$1,322
Commercial	3,906	4,139	1,030	968	938	970	967
Business Banking	1,474	1,531	382	369	362	361	370
Total Global Transaction Services revenue	$10,505	$11,416	$2,698	$2,580	$2,561	$2,666	$2,659

Average deposit balances
Interest-bearing	$387,750	$303,414	$425,165	$395,459	$367,779	$362,100	$351,007
Noninterest-bearing	158,019	202,213	156,785	154,170	157,578	163,599	176,590
Total average deposits	$545,769	$505,627	$581,950	$549,629	$525,357	$525,699	$527,597

Provision for credit losses	$883	$(586)	$190	$229	$235	$229	$(239)

Credit quality (4, 5)
Reservable criticized utilized exposure	$23,574	$21,597	$23,574	$24,934	$22,619	$22,530	$21,597
	5.90%	5.46%	5.90%	6.30%	5.75%	5.70%	5.46%

Nonperforming loans, leases and foreclosed properties	$2,970	$2,673	$2,970	$2,780	$2,731	$3,075	$2,673
	0.79%	0.72%	0.79%	0.75%	0.74%	0.83%	0.72%

Average loans and leases by product
U.S. commercial	$229,824	$227,607	$234,533	$230,051	$228,189	$226,470	$225,070
Non-U.S. commercial	74,551	80,283	74,632	73,077	74,227	76,284	78,483
Commercial real estate	53,437	56,701	50,452	52,672	54,984	55,683	56,735
Commercial lease financing	15,413	14,170	15,727	15,415	15,336	15,170	14,573
Other	2	1	1	1	2	1	1
Total average loans and leases	$373,227	$378,762	$375,345	$371,216	$372,738	$373,608	$374,862

Total Corporation Investment Banking fees
Advisory (2)	$1,690	$1,575	$556	$387	$374	$373	$389
Debt issuance	3,310	2,403	765	780	880	885	589
Equity issuance	1,354	886	364	270	357	363	199
Total investment banking fees including self-led deals	6,354	4,864	1,685	1,437	1,611	1,621	1,177
Self-led deals	(168)	(156)	(31)	(34)	(50)	(53)	(32)
Total Investment Banking fees	$6,186	$4,708	$1,654	$1,403	$1,561	$1,568	$1,145

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023
	2024	2023
Net interest income	$3,375	$1,678	$1,026	$898	$770	$681	$598
Noninterest income:
Investment and brokerage services	2,128	1,993	555	562	516	495	486
Investment banking fees	2,655	1,874	639	589	719	708	439
Market making and similar activities	12,778	13,430	2,381	3,349	3,218	3,830	2,428
All other income	876	552	239	232	236	169	137
Total noninterest income	18,437	17,849	3,814	4,732	4,689	5,202	3,490
Total revenue, net of interest expense (1)	21,812	19,527	4,840	5,630	5,459	5,883	4,088

Provision for credit losses	(32)	(131)	10	7	(13)	(36)	(60)

Noninterest expense	13,926	13,206	3,505	3,443	3,486	3,492	3,271
Income before income taxes	7,918	6,452	1,325	2,180	1,986	2,427	877
Income tax expense	2,296	1,774	384	632	576	704	241
Net income	$5,622	$4,678	$941	$1,548	$1,410	$1,723	$636

Return on average allocated capital (2)	12%	10%	8%	14%	13%	15%	6%
Efficiency ratio	63.84	67.63	72.39	61.17	63.83	59.38	80.00

Balance Sheet
Average
Total trading-related assets	$634,020	$618,028	$620,903	$645,607	$639,763	$629,826	$615,414
Total loans and leases	140,557	129,657	152,426	140,806	135,106	133,756	133,631
Total earning assets	710,604	652,352	714,762	728,186	706,383	692,851	667,094
Total assets	911,718	869,756	918,660	924,093	908,525	895,382	867,953
Total deposits	34,120	33,278	36,958	34,952	31,944	32,585	31,950
Allocated capital (2)	45,500	45,500	45,500	45,500	45,500	45,500	45,500

Period end
Total trading-related assets	$580,557	$542,544	$580,557	$653,798	$619,122	$629,082	$542,544
Total loans and leases	157,450	136,223	157,450	148,447	138,441	135,267	136,223
Total earning assets	687,678	637,955	687,678	742,221	701,978	698,279	637,955
Total assets	876,874	817,588	876,874	958,227	887,162	902,741	817,588
Total deposits	38,848	34,833	38,848	35,142	33,151	34,847	34,833

Trading-related assets (average)
Trading account securities	$324,065	$318,443	$326,572	$325,236	$321,204	$323,210	$309,051
Reverse repurchases	137,052	133,735	123,473	150,751	139,901	134,081	133,209
Securities borrowed	135,108	121,547	132,334	133,588	139,705	134,852	129,365
Derivative assets	37,795	44,303	38,524	36,032	38,953	37,683	43,789
Total trading-related assets	$634,020	$618,028	$620,903	$645,607	$639,763	$629,826	$615,414

(1)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 23.
(2)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023
	2024	2023
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$11,371	$10,896	$2,464	$2,934	$2,742	$3,231	$2,079
Equities	7,436	6,480	1,642	1,996	1,937	1,861	1,540
Total sales and trading revenue	$18,807	$17,376	$4,106	$4,930	$4,679	$5,092	$3,619

Sales and trading revenue, excluding net debit valuation adjustment (2,3)
Fixed-income, currencies and commodities	$11,468	$11,122	$2,482	$2,942	$2,737	$3,307	$2,206
Equities	7,452	6,490	1,643	1,996	1,943	1,870	1,545
Total sales and trading revenue, excluding net debit valuation adjustment	$18,920	$17,612	$4,125	$4,938	$4,680	$5,177	$3,751

Sales and trading revenue breakdown
Net interest income	$2,744	$1,013	$876	$744	$612	$512	$432
Commissions	2,126	1,981	554	561	517	494	486
Trading	12,776	13,427	2,381	3,348	3,217	3,830	2,428
Other	1,161	955	295	277	333	256	273
Total sales and trading revenue	$18,807	$17,376	$4,106	$4,930	$4,679	$5,092	$3,619

(1)    Includes Global Banking sales and trading revenue of $677 million and $654 million for the years ended December 31, 2024 and 2023, and $182 million, $165 million, $186 million, $144 million and $190 million for the fourth, third, second and first quarters of 2024, and the fourth quarter of 2023, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses), which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $(113) million and $(236) million for the years ended December 31, 2024 and 2023, and $(19) million, $(8) million, $(1) million, $(85) million and $(132) million for the fourth, third, second and first quarters of 2024, and the fourth quarter of 2023, respectively. FICC net DVA gains (losses) were $(97) million and $(226) million for the years ended December 31, 2024 and 2023, and $(18) million, $(8) million, $5 million, $(76) million and $(127) million for the fourth, third, second and first quarters of 2024, and the fourth quarter of 2023, respectively. Equities net DVA gains (losses) were $(16) million and $(10) million for the years ended December 31, 2024 and 2023, and $(1) million, $0, $(6) million, $(9) million and $(5) million for the fourth, third, second and first quarters of 2024, and the fourth quarter of 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023
	2024	2023
Net interest income	$22	$339	$(21)	$(1)	$6	$38	$79
Noninterest income (loss)	(7,651)	(8,650)	(2,057)	(2,151)	(1,761)	(1,682)	(3,547)
Total revenue, net of interest expense	(7,629)	(8,311)	(2,078)	(2,152)	(1,755)	(1,644)	(3,468)

Provision for credit losses	(21)	(53)	(5)	(3)	(2)	(11)	24

Noninterest expense	1,688	4,043	262	171	261	994	2,551
Loss before income taxes	(9,296)	(12,301)	(2,335)	(2,320)	(2,014)	(2,627)	(6,043)
Income tax expense (benefit)	(7,648)	(8,350)	(1,928)	(2,025)	(1,764)	(1,931)	(2,292)
Net income (loss)	$(1,648)	$(3,951)	$(407)	$(295)	$(250)	$(696)	$(3,751)

Balance Sheet
Average
Total loans and leases	$8,606	$9,644	$8,390	$8,570	$8,598	$8,872	$9,349
Total assets (2)	371,572	266,794	367,664	382,528	381,539	354,484	346,628
Total deposits	111,177	57,551	111,717	117,804	115,766	99,339	93,739

Period end
Total loans and leases	$8,177	$8,842	$8,177	$8,779	$8,285	$8,917	$8,842
Total assets (3)	341,273	346,356	341,273	360,006	392,181	343,658	346,356
Total deposits	103,871	92,705	103,871	110,467	121,059	107,736	92,705

(1)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(2)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $954.6 billion and $975.9 billion for the years ended December 31, 2024 and 2023, and $974.2 billion, $944.4 billion, $941.7 billion, $958.0 billion and $958.4 billion for the fourth, third, second and first quarters of 2024, and the fourth quarter of 2023, respectively.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $978.4 billion, $953.6 billion, $931.1 billion, $987.1 billion and $972.9 billion at December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	December 31 2024	September 30 2024	December 31 2023
Consumer
Residential mortgage	$228,199	$227,842	$228,403
Home equity	25,737	25,483	25,527
Credit card	103,566	100,841	102,200
Direct/Indirect consumer (1)	107,122	105,695	103,468
Other consumer (2)	151	161	124
Total consumer loans excluding loans accounted for under the fair value option	464,775	460,022	459,722
Consumer loans accounted for under the fair value option (3)	221	229	243
Total consumer	464,996	460,251	459,965

Commercial
U.S. commercial	386,990	379,563	358,931
Non-U.S. commercial	137,518	127,738	124,581
Commercial real estate (4)	65,730	68,420	72,878
Commercial lease financing	15,708	14,992	14,854
	605,946	590,713	571,244
U.S. small business commercial	20,865	20,893	19,197
Total commercial loans excluding loans accounted for under the fair value option	626,811	611,606	590,441
Commercial loans accounted for under the fair value option (3)	4,028	3,943	3,326
Total commercial	630,839	615,549	593,767
Total loans and leases	$1,095,835	$1,075,800	$1,053,732

(1)Includes primarily auto and specialty lending loans and leases of $54.9 billion, $54.9 billion and $53.9 billion, U.S. securities-based lending loans of $48.7 billion, $47.3 billion and $46.0 billion and non-U.S. consumer loans of $2.8 billion, $2.8 billion and $2.8 billion at December 31, 2024, September 30, 2024 and December 31, 2023, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $59 million, $63 million and $66 million and home equity loans of $162 million, $166 million and $177 million at December 31, 2024, September 30, 2024 and December 31, 2023, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $2.8 billion, $2.7 billion and $2.2 billion and non-U.S. commercial loans of $1.3 billion, $1.3 billion and $1.2 billion at December 31, 2024, September 30, 2024 and December 31, 2023, respectively.
(4)Includes U.S. commercial real estate loans of $59.6 billion, $61.8 billion and $66.8 billion and non-U.S. commercial real estate loans of $6.1 billion, $6.6 billion and $6.1 billion at December 31, 2024, September 30, 2024 and December 31, 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$227,990	$114,777	$106,726	$1	$—	$6,486
Home equity	25,767	21,773	2,562	—	152	1,280
Credit card	100,938	97,448	3,490	—	—	—
Direct/Indirect and other consumer	106,379	55,316	51,061	—	—	2
Total consumer	461,074	289,314	163,839	1	152	7,768

Commercial
U.S. commercial	404,606	26,740	56,502	234,533	86,689	142
Non-U.S. commercial	132,833	—	697	74,632	56,747	757
Commercial real estate	67,064	15	7,741	50,452	8,838	18
Commercial lease financing	15,432	—	—	15,727	—	(295)
Total commercial	619,935	26,755	64,940	375,344	152,274	622
Total loans and leases	$1,081,009	$316,069	$228,779	$375,345	$152,426	$8,390

	Third Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$227,800	$114,919	$106,159	$1	$—	$6,721
Home equity	25,664	21,556	2,487	—	153	1,468
Credit card	99,908	96,512	3,395	—	—	1
Direct/Indirect and other consumer	104,732	54,451	50,280	—	—	1
Total consumer	458,104	287,438	162,321	1	153	8,191

Commercial
U.S. commercial	391,728	26,330	54,696	230,051	80,491	160
Non-U.S. commercial	125,377	—	714	73,077	51,085	501
Commercial real estate	69,404	13	7,624	52,672	9,077	18
Commercial lease financing	15,115	—	—	15,415	—	(300)
Total commercial	601,624	26,343	63,034	371,215	140,653	379
Total loans and leases	$1,059,728	$313,781	$225,355	$371,216	$140,806	$8,570

	Fourth Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$228,975	$116,278	$105,184	$1	$—	$7,512
Home equity	25,756	21,307	2,419	—	165	1,865
Credit card	100,389	97,013	3,378	—	—	(2)
Direct/Indirect and other consumer	103,606	54,035	49,568	—	—	3
Total consumer	458,726	288,633	160,549	1	165	9,378

Commercial
U.S. commercial	379,215	24,794	51,196	225,070	77,959	196
Non-U.S. commercial	125,371	—	535	78,483	46,258	95
Commercial real estate	73,140	11	7,145	56,735	9,249	—
Commercial lease financing	14,253	—	—	14,573	—	(320)
Total commercial	591,979	24,805	58,876	374,861	133,466	(29)
Total loans and leases	$1,050,705	$313,438	$219,425	$374,862	$133,631	$9,349

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	December 31 2024	September 30 2024	December 31 2023	December 31 2024	September 30 2024	December 31 2023
Asset managers and funds	$118,123	$110,334	$103,138	$193,947	$178,572	$169,318
Finance companies	74,975	71,809	62,906	101,828	105,676	89,119
Capital goods	51,367	51,380	49,698	98,780	97,693	97,044
Real estate (5)	69,841	72,076	73,150	95,981	97,860	100,269
Healthcare equipment and services	35,964	34,584	35,037	65,819	64,800	61,766
Materials	26,797	25,583	25,223	58,128	56,501	55,296
Food, beverage and tobacco	25,763	23,986	23,865	54,370	53,632	49,426
Retailing	24,449	26,952	24,561	53,471	55,240	54,523
Consumer services	28,391	28,258	27,355	53,054	53,770	49,105
Individuals and trusts	35,457	34,995	32,481	50,353	49,583	43,938
Government and public education	32,682	31,954	31,051	48,204	47,706	45,873
Commercial services and supplies	24,409	23,465	22,642	43,451	42,362	41,473
Utilities	18,186	17,472	18,610	42,107	40,807	39,481
Transportation	24,135	24,214	24,200	35,743	35,834	36,267
Energy	13,857	14,033	12,450	35,510	35,580	36,996
Technology hardware and equipment	11,526	11,156	11,951	30,093	29,504	29,160
Software and services	11,158	11,411	9,830	27,383	28,023	22,381
Global commercial banks	22,641	20,922	22,749	25,220	24,330	25,684
Media	12,130	11,897	13,033	24,023	23,648	24,908
Vehicle dealers	18,194	17,681	16,283	23,855	23,424	22,570
Insurance	12,640	8,281	9,371	23,445	18,506	19,322
Consumer durables and apparel	8,987	9,380	9,184	21,823	22,197	20,732
Pharmaceuticals and biotechnology	7,378	5,229	6,852	21,717	20,497	22,169
Telecommunication services	8,571	8,708	9,224	18,759	18,156	17,269
Automobiles and components	8,172	8,359	7,049	16,268	16,798	16,459
Food and staples retailing	7,206	7,666	7,423	12,777	13,609	12,496
Financial markets infrastructure (clearinghouses)	4,219	2,880	4,229	6,413	5,104	6,503
Religious and social organizations	2,285	2,319	2,754	4,066	4,024	4,565
Total commercial credit exposure by industry	$739,503	$716,984	$696,299	$1,286,588	$1,263,436	$1,214,112

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $59.2 billion, $58.2 billion and $55.8 billion at December 31, 2024, September 30, 2024 and December 31, 2023, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $30.1 billion, $26.4 billion and $29.4 billion, which consists primarily of other marketable securities, at December 31, 2024, September 30, 2024 and December 31, 2023, respectively.
(2)Total utilized and total committed exposure includes loans of $4.0 billion, $3.9 billion and $3.3 billion and issued letters of credit with a notional amount of $40 million, $46 million and $14 million accounted for under the fair value option at December 31, 2024, September 30, 2024 and December 31, 2023, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $2.2 billion, $2.4 billion and $2.6 billion at December 31, 2024, September 30, 2024 and December 31, 2023, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	December 31 2024	September 30 2024	June 30 2024	March 31 2024	December 31 2023
Residential mortgage	$2,052	$2,089	$2,097	$2,112	$2,114
Home equity	409	413	422	438	450
Direct/Indirect consumer	186	175	152	147	148
Total consumer	2,647	2,677	2,671	2,697	2,712
U.S. commercial	1,204	699	700	720	636
Non-U.S. commercial	8	85	90	157	175
Commercial real estate	2,068	2,124	1,971	2,273	1,927
Commercial lease financing	20	18	19	16	19
	3,300	2,926	2,780	3,166	2,757
U.S. small business commercial	28	26	22	20	16
Total commercial	3,328	2,952	2,802	3,186	2,773
Total nonperforming loans and leases	5,975	5,629	5,473	5,883	5,485
Foreclosed properties (1)	145	195	218	151	145
Total nonperforming loans, leases, and foreclosed properties(2, 3)	$6,120	$5,824	$5,691	$6,034	$5,630

Fully-insured home loans past due 30 days or more and still accruing	$488	$463	$466	$476	$527
Consumer credit card past due 30 days or more and still accruing	2,638	2,563	2,415	2,446	2,419
Other loans past due 30 days or more and still accruing	3,486	3,483	2,770	2,907	2,974
Total loans past due 30 days or more and still accruing (4, 5)	$6,612	$6,509	$5,651	$5,829	$5,920

Fully-insured home loans past due 90 days or more and still accruing	$229	$215	$211	$230	$252
Consumer credit card past due 90 days or more and still accruing	1,401	1,306	1,257	1,299	1,224
Other loans past due 90 days or more and still accruing	301	626	332	343	280
Total loans past due 90 days or more and still accruing (5)	$1,931	$2,147	$1,800	$1,872	$1,756

Nonperforming loans, leases and foreclosed properties/Total assets (6)	0.19%	0.18%	0.17%	0.18%	0.18%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (6)	0.56	0.54	0.54	0.58	0.54
Nonperforming loans and leases/Total loans and leases (6)	0.55	0.53	0.52	0.56	0.52

Commercial reservable criticized utilized exposure (7)	$26,495	$27,439	$24,761	$24,529	$23,300
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (6)	4.01%	4.25%	3.94%	3.93%	3.74%
Total commercial criticized utilized exposure/Commercial utilized exposure (7)	4.16	4.45	4.14	4.13	4.00

(1)Includes repossessed assets of $31 million, $22 million, $24 million and $23 million for the fourth, third, second and first quarters of 2024, and $22 million for the fourth quarter of 2023, respectively.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)Balances do not include nonperforming loans held-for-sale of $731 million, $785 million, $707 million, $379 million and $161 million at December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively.
(4)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $84 million, $166 million, $46 million, $106 million and $72 million at December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively.
(5)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(6)Total assets and total loans and leases do not include loans accounted for under the fair value option of $4.2 billion, $4.2 billion, $3.2 billion, $2.9 billion and $3.6 billion at December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively.
(7)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,677	$2,671	$2,697	$2,712	$2,792
Additions	260	232	223	254	247
Reductions:
Paydowns and payoffs	(132)	(98)	(118)	(131)	(129)
Sales	(2)	(1)	(1)	(1)	(57)
Returns to performing status (2)	(140)	(115)	(121)	(113)	(122)
Charge-offs (3)	(7)	(8)	(7)	(10)	(15)
Transfers to foreclosed properties	(9)	(4)	(2)	(14)	(4)
Total net additions (reductions) to nonperforming loans and leases	(30)	6	(26)	(15)	(80)
Total nonperforming consumer loans and leases, end of period	2,647	2,677	2,671	2,697	2,712
Foreclosed properties (4)	89	81	114	112	103
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,736	$2,758	$2,785	$2,809	$2,815

Nonperforming Commercial Loans and Leases (5):
Balance, beginning of period	$2,952	$2,802	$3,186	$2,773	$2,041
Additions	1,239	965	704	1,006	1,085
Reductions:
Paydowns	(570)	(374)	(505)	(220)	(121)
Sales	(15)	(7)	(9)	(1)	(1)
Returns to performing status (6)	(28)	(21)	(129)	(4)	(45)
Charge-offs	(250)	(386)	(357)	(368)	(186)
Transfers to foreclosed properties	—	(27)	(88)	—	—
Transfers to loans held-for-sale	—	—	—	—	—
Total net additions (reductions) to nonperforming loans and leases	376	150	(384)	413	732
Total nonperforming commercial loans and leases, end of period	3,328	2,952	2,802	3,186	2,773
Foreclosed properties (4)	56	114	104	39	42
Nonperforming commercial loans, leases and foreclosed properties, end of period	$3,384	$3,066	$2,906	$3,225	$2,815

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 28.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes repossessed assets of $29 million in consumer loans and $2 million in commercial loans for the fourth quarter of 2024. Includes $21 million, $22 million, $22 million and $20 million in consumer loans and $1 million, $2 million, $1 million and $2 million in commercial loans for the third, second and first quarters of 2024 and the fourth quarter of 2023.
(5)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(6)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Fourth Quarter 2024		Third Quarter 2024		Second Quarter 2024		First Quarter 2024		Fourth Quarter 2023
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$(1)	—%	$(2)	—%	$—	—%	$3	0.01%	$11	0.02%
Home equity	(9)	(0.14)	(5)	(0.07)	(14)	(0.23)	(13)	(0.20)	(17)	(0.26)
Credit card	963	3.79	928	3.70	955	3.88	899	3.62	777	3.07
Direct/Indirect consumer	67	0.25	56	0.21	51	0.20	65	0.26	49	0.19
Other consumer	87	n/m	67	n/m	67	n/m	74	n/m	93	n/m
Total consumer	1,107	0.96	1,044	0.91	1,059	0.93	1,028	0.91	913	0.79
U.S. commercial	100	0.10	135	0.15	87	0.10	66	0.07	67	0.07
Non-U.S. commercial	19	0.06	60	0.19	(3)	(0.01)	(9)	(0.03)	1	—
Total commercial and industrial	119	0.09	195	0.16	84	0.07	57	0.05	68	0.06
Commercial real estate	117	0.70	171	0.98	272	1.53	304	1.70	115	0.62
Commercial lease financing	—	—	—	—	—	—	1	0.03	(1)	—
	236	0.16	366	0.25	356	0.25	362	0.26	182	0.13
U.S. small business commercial	123	2.37	124	2.40	118	2.35	108	2.22	97	1.99
Total commercial	359	0.23	490	0.33	474	0.32	470	0.32	279	0.19
Total net charge-offs	$1,466	0.54	$1,534	0.58	$1,533	0.59	$1,498	0.58	$1,192	0.45

By Business Segment and All Other
Consumer Banking	$1,246	1.57%	$1,175	1.49%	$1,188	1.53%	$1,144	1.47%	$1,023	1.30%
Global Wealth & Investment Management	10	0.02	10	0.02	11	0.02	17	0.03	12	0.02
Global Banking	220	0.23	358	0.39	346	0.38	350	0.38	160	0.17
Global Markets	2	0.01	1	—	2	0.01	—	—	8	0.02
All Other	(12)	(0.59)	(10)	(0.44)	(14)	(0.66)	(13)	(0.59)	(11)	(0.48)
Total net charge-offs	$1,466	0.54	$1,534	0.58	$1,533	0.59	$1,498	0.58	$1,192	0.45

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Annual Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Year Ended December 31
	2024		2023
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$—	—%	$16	0.01%
Home equity	(41)	(0.16)	(59)	(0.23)
Credit card	3,745	3.75	2,561	2.66
Direct/Indirect consumer	239	0.23	92	0.09
Other consumer	295	n/m	480	n/m
Total consumer	4,238	0.93	3,090	0.68
U.S. commercial	388	0.11	124	0.03
Non-U.S. commercial	67	0.05	19	0.02
Total commercial and industrial	455	0.09	143	0.03
Commercial real estate	864	1.24	245	0.34
Commercial lease financing	1	0.01	2	0.02
	1,320	0.23	390	0.07
U.S. small business commercial	473	2.34	319	1.71
Total commercial	1,793	0.30	709	0.12
Total net charge-offs	$6,031	0.57	$3,799	0.36

By Business Segment and All Other
Consumer Banking	$4,753	1.52%	$3,482	1.13%
Global Wealth & Investment Management	48	0.02	25	0.01
Global Banking	1,274	0.34	326	0.09
Global Markets	5	—	26	0.02
All Other	(49)	(0.57)	(60)	(0.62)
Total net charge-offs	$6,031	0.57	$3,799	0.36

(1)Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	December 31, 2024		September 30, 2024		December 31, 2023
	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)
Allowance for loan and lease losses
Residential mortgage	$264	0.12%	$280	0.12%	$339	0.15%
Home equity	29	0.11	29	0.11	47	0.19
Credit card	7,515	7.26	7,492	7.43	7,346	7.19
Direct/Indirect consumer	700	0.65	730	0.69	715	0.69
Other consumer	62	n/m	62	n/m	73	n/m
Total consumer	8,570	1.84	8,593	1.87	8,520	1.85
U.S. commercial (2)	2,637	0.65	2,567	0.64	2,600	0.69
Non-U.S. commercial	778	0.57	766	0.60	842	0.68
Commercial real estate	1,219	1.85	1,287	1.88	1,342	1.84
Commercial lease financing	36	0.23	38	0.25	38	0.26
Total commercial	4,670	0.75	4,658	0.76	4,822	0.82
Allowance for loan and lease losses	13,240	1.21	13,251	1.24	13,342	1.27
Reserve for unfunded lending commitments	1,096		1,100		1,209
Allowance for credit losses	$14,336		$14,351		$14,551

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (1)		1.21%		1.24%		1.27%
Allowance for loan and lease losses/Total nonperforming loans and leases		222		235		243
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		2.27		2.17		2.82

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. For fair value option amounts, see Outstanding Loans and Leases and related footnotes on page 25.
(2)Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.2 billion, $1.2 billion and $1.0 billion at December 31, 2024, September 30, 2024 and December 31, 2023, respectively.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	32

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business using certain non-GAAP financial measures, including pretax, pre-provision income and ratios that utilize tangible equity and tangible assets, each of which is a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities ("adjusted" shareholders' equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most directly comparable financial measures defined by GAAP for the years ended December 31, 2024 and 2023, and the three months ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate these non-GAAP financial measures differently.

	Year Ended December 31		Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023
	2024	2023

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$29,254	$28,342	$7,108	$7,324	$7,560	$7,262	$3,124
Provision for credit losses	5,821	4,394	1,452	1,542	1,508	1,319	1,104
Pretax, pre-provision income	$35,075	$32,736	$8,560	$8,866	$9,068	$8,581	$4,228

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$294,014	$283,353	$295,134	$294,985	$293,403	$292,511	$288,618
Goodwill	(69,021)	(69,022)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,961)	(2,039)	(1,932)	(1,951)	(1,971)	(1,990)	(2,010)
Related deferred tax liabilities	866	893	859	864	869	874	886
Tangible shareholders’ equity	$223,898	$213,185	$225,040	$224,877	$223,280	$222,374	$218,473
Preferred stock	(26,487)	(28,397)	(23,493)	(25,984)	(28,113)	(28,397)	(28,397)
Tangible common shareholders’ equity	$197,411	$184,788	$201,547	$198,893	$195,167	$193,977	$190,076

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$295,559	$291,646	$295,559	$296,512	$293,892	$293,552	$291,646
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,919)	(1,997)	(1,919)	(1,938)	(1,958)	(1,977)	(1,997)
Related deferred tax liabilities	851	874	851	859	864	869	874
Tangible shareholders’ equity	$225,470	$221,502	$225,470	$226,412	$223,777	$223,423	$221,502
Preferred stock	(23,159)	(28,397)	(23,159)	(24,554)	(26,548)	(28,397)	(28,397)
Tangible common shareholders’ equity	$202,311	$193,105	$202,311	$201,858	$197,229	$195,026	$193,105

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,261,789	$3,180,151	$3,261,789	$3,324,293	$3,257,996	$3,273,803	$3,180,151
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,919)	(1,997)	(1,919)	(1,938)	(1,958)	(1,977)	(1,997)
Related deferred tax liabilities	851	874	851	859	864	869	874
Tangible assets	$3,191,700	$3,110,007	$3,191,700	$3,254,193	$3,187,881	$3,203,674	$3,110,007

Book value per share of common stock
Common shareholders’ equity	$272,400	$263,249	$272,400	$271,958	$267,344	$265,155	$263,249
Ending common shares issued and outstanding	7,610.9	7,895.5	7,610.9	7,688.8	7,774.8	7,866.9	7,895.5
Book value per share of common stock	$35.79	$33.34	$35.79	$35.37	$34.39	$33.71	$33.34

Tangible book value per share of common stock
Tangible common shareholders’ equity	$202,311	$193,105	$202,311	$201,858	$197,229	$195,026	$193,105
Ending common shares issued and outstanding	7,610.9	7,895.5	7,610.9	7,688.8	7,774.8	7,866.9	7,895.5
Tangible book value per share of common stock	$26.58	$24.46	$26.58	$26.25	$25.37	$24.79	$24.46

Current-period information is preliminary and based on company data available at the time of the presentation.	33